UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2011

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 350 Westlake, TX 76262
(Address of principal executive offices, including Zip Code)

(858) 724-1600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 of Solera Holdings, Inc. (the “Company”, “Solera,” “we,” “us,” or “our”), filed with the Securities and Exchange Commission on November 4, 2010, during the first quarter of fiscal year 2011 the Company announced the formation of the Highly Established Market Initiatives Region (“HEMI Region”), which aligns the Company’s operations in the United States, Canada, and the Netherlands. Each country in the HEMI Region represents a large, well-established market, and the alignment of these three markets is designed to enable them to better leverage their collective resources and cross-pollinate products and services in order to grow the region.

As a result of the creation of the HEMI Region, the Company transferred its Netherlands operating segment from its EMEA reportable segment to its Americas reportable segment. Accordingly, the EMEA reportable segment encompasses the Company’s operations in Europe (excluding the Netherlands), the Middle East, Africa, Asia and Australia, while our Americas reportable segment encompasses the Company’s operations in North, Central and South America as well as the Netherlands.

In connection with this revised segment presentation, the Company is updating the following information that appeared in its Annual Report on Form 10-K for the fiscal year ended June 30, 2010:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached as Exhibit 99.1 to this report and incorporated herein by reference; and

•

Consolidated Financial Statements of the Company and Notes thereto, incorporated into Part II, Item 8 by reference to the financial statements listed in Item 15(a) of Part IV of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, attached as Exhibit 99.2 to this report and incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the above-described segment reporting change. There is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows. This Current Report on Form 8-K does not reflect events occurring after September 2, 2010, the date the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “2010 10-K”), and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibits 99.1 to 99.2 attached hereto. For information on developments regarding the Company since the filing of the 2010 10-K, please refer to the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2010 and December 30, 2010, and the Company’s Current Reports on Form 8-K dated November 3, 2010, November 15, 2010, February 2, 2011, March 21, 2011, March 31, 2011 and April 25, 2011.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

99.2	Consolidated Financial Statements of the Company and Notes thereto, incorporated into Part II, Item 8 by reference to the financial statements listed in Item 15(a) of Part IV of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, revised only to reflect segment reporting change (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated September 1, 2010, except with respect to its opinion on the Company’s Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 4 and Note 15, as to which the date is April 29, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera Holdings, Inc.

Date: April 29, 2011	By:	/s/ Renato Giger
Renato Giger
Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part II, Item 7 of Solera Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

99.2	Consolidated Financial Statements of Solera Holdings, Inc. and Notes thereto, incorporated into Part II, Item 8 by reference to the financial statements listed in Item 15(a) of Part IV of Solera Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, revised only to reflect segment reporting change (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated September 1, 2010, except with respect to its opinion on Solera Holdings, Inc.’s Consolidated Financial Statements as it relates to the effects of the changes in segments discussed in Note 4 and Note 15, as to which the date is April 29, 2011).